Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$(0.02)	$2.17	$0.41	$1.14	$0.97	$1.76	$3.19	$2.85
Notable items impact on earnings per share(a)	(0.25)	1.60	(0.16)	(0.03)	(0.38)	(0.19)	0.78	(0.79)
Adjusted diluted net earnings per share(a)	$0.23	$0.57	$0.57	$1.17	$1.35	$1.95	$2.41	$3.64
Diluted weighted average # of shares outstanding	379.1	382.3	382.8	383.3	383.2	377.5	370.1	363.1

Total Net Sales	$2,382	$2,458	$2,297	$2,801	$3,419	$3,841	$3,922	$5,373
Cost of goods sold	2,027	2,046	1,862	2,049	2,554	2,693	2,483	3,526
Gross Margin	$355	$412	$435	$752	$865	$1,148	$1,439	$1,847
SG&A	98	111	102	108	98	123	133	108
Other operating (income) expense(p)	159	6	20	160	65	55	50	65
Operating earnings	$98	$295	$313	$484	$702	$970	$1,256	$1,674
Interest expense, net	(43)	(47)	(45)	(37)	(48)	(39)	(40)	(34)
Consolidated foreign currency gain/(loss)	6	110	(46)	111	(100)	(44)	311	(227)
Earnings from consolidated companies before income taxes	66	359	225	559	554	886	1,527	1,377
Provision for (benefit from) income taxes	38	(480)	60	116	177	245	372	369
Earnings (loss) from consolidated companies	$28	$839	$165	$443	$377	$641	$1,155	$1,008
Equity in net earnings (loss) of nonconsolidated companies	(32)	(11)	(7)	(4)	(1)	20	31	36
Less: Net earnings (loss) attributable to noncontrolling interests	2	—	1	2	4	(4)	4	8
Net earnings (loss) attributable to Mosaic	$(6)	$828	$157	$437	$372	$665	$1,182	$1,036
After tax Notable items included in earnings	$(93)	$610	$(63)	$(10)	$(145)	$(73)	$288	$(286)

Gross Margin Rate	15%	17%	19%	27%	25%	30%	37%	34%

Effective Tax Rate (including discrete tax)	58%	(134)%	27%	21%	32%	28%	24%	27%
Discrete Tax benefit (expense)	$(2)	$580	$(4)	$49	$(19)	$(26)	$9	$(14)

Depreciation, Depletion and Amortization	$206	$208	$209	$204	$186	$214	$226	$245
Accretion Expense	$17	$17	$17	$19	$18	$19	$19	$20
Share-Based Compensation Expense	$7	$12	$15	$4	$5	$6	$16	$(1)
Notable Items	$101	$(134)	$50	$8	$163	$59	$(374)	$361
Adjusted EBITDA(b)	$438	$508	$560	$829	$969	$1,227	$1,451	$2,028

Net cash provided by (used in) operating activities	$341	$238	$319	$1,015	$423	$431	$506	$1,585
Cash paid for interest (net of amount capitalized)	8	90	1	88	18	82	4	80
Cash paid for income taxes (net of refunds)	11	21	83	36	54	36	259	233
Net cash used in investing activities	$(267)	$(395)	$(309)	$(271)	$(351)	$(392)	$(297)	$(265)
Capital expenditures	(265)	(385)	(289)	(297)	(340)	(363)	(291)	(263)
Net cash (used in) provided by financing activities	$(219)	$(233)	$122	$(82)	$(618)	$(107)	$(125)	$(1,331)
Cash dividends paid	(19)	(19)	(19)	(29)	(28)	(28)	(41)	(54)
Effect of exchange rate changes on cash	$(2)	$39	$(20)	$69	$(32)	$(5)	$31	$(33)
Net change in cash and cash equivalents	$(147)	$(351)	$112	$731	$(579)	$(72)	$115	$(44)

Short-term debt	$216	$—	$15	$—	$—	$303	$481	$17
Long-term debt (including current portion)	4,578	4,578	4,470	4,463	3,995	3,979	3,977	3,960
Cash & cash equivalents	923	574	692	1,418	843	770	882	839
Net debt	$3,871	$4,004	$3,793	$3,045	$3,152	$3,512	$3,576	$3,138

Segment Contributions (in millions)
Phosphate	$745	$990	$1,001	$1,175	$1,281	$1,466	$1,496	$1,801
Potash	464	559	477	663	589	897	1,060	1,580
Mosaic Fertilizantes	1,140	823	764	1,036	1,755	1,535	1,488	2,260
Corporate and Other(c)	33	86	55	(73)	(206)	(57)	(122)	(268)
Total net sales	$2,382	$2,458	$2,297	$2,801	$3,419	$3,841	$3,922	$5,373

Phosphate	$(115)	$134	$153	$283	$326	$418	$493	$578
Potash	87	95	125	49	220	443	563	915
Mosaic Fertilizantes	144	97	90	170	290	195	187	420
Corporate and Other(c)	(18)	(31)	(55)	(18)	(134)	(86)	13	(239)
Consolidated operating earnings	$98	$295	$313	$484	$702	$970	$1,256	$1,674

Phosphate(d)	2,064	2,316	2,062	1,982	1,836	1,813	1,661	1,675
Potash(d)	2,264	2,675	1,980	2,326	1,808	2,072	1,792	2,304
Mosaic Fertilizantes	3,588	2,341	2,064	2,341	3,350	2,347	1,822	2,320
Corporate and Other	648	629	475	427	292	432	370	533
Total finished product tonnes sold ('000 tonnes)	8,564	7,961	6,581	7,076	7,286	6,664	5,645	6,832
Sales of Performance Products ('000 tonnes)(e)	1,094	1,267	1,023	917	1,132	1,077	711	741

The Mosaic Company - Phosphate Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$745	$990	$1,001	$1,175	$1,281	$1,466	$1,496	$1,801
Cost of Goods Sold	723	821	828	866	917	1,006	968	1,159
Gross Margin	$22	$169	$173	$309	$364	$460	$528	$642
Notable Items Included in Gross Margin	—	—	—	—	(17)	(9)	—	—
Adjusted Gross Margin(b)	$22	$169	$173	$309	$381	$469	$528	$642

SG&A	12	7	10	10	7	15	8	10
Other operating (income) expense	125	28	10	16	31	27	27	54

Operating Earnings	$(115)	$134	$153	$283	$326	$418	$493	$578
Plus: Depreciation, Depletion and Amortization	108	107	102	106	106	115	120	133
Plus: Accretion Expense	12	12	12	10	13	13	13	14
Plus: Foreign Exchange Gain (Loss)	1	(1)	6	8	6	(11)	(7)	—
Plus: Other Income (Expense)	4	2	5	2	1	—	—	(24)
Less: Earnings (loss) from Consolidated Noncontrolling Interests	2	2	3	2	4	(3)	4	9
Plus: Notables Items	110	14	(4)	1	31	33	17	66
Adjusted EBITDA(b)	$118	$266	$271	$408	$479	$571	$632	$758

Capital expenditures	$115	$163	$153	$150	$161	$187	$148	$157
Gross Margin $ / tonne of finished product	$11	$73	$84	$156	$198	$254	$318	$383
Adjusted Gross Margin $ / tonne of finished product	$11	$73	$84	$156	$208	$259	$318	$383
Gross margin as a percent of sales	3%	17%	17%	26%	28%	31%	35%	36%

Freight included in finished goods (in millions)	$85	$109	$97	$103	$96	$103	$90	$94
Idle/Turnaround costs (excluding notable items)	$25	$15	$41	$38	$33	$25	$31	$79

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,134	1,304	1,210	880	907	907	917	814
Performance & other products(f)	822	877	724	971	812	813	659	780
Other products(i)	108	135	128	131	117	93	85	81
Total Finished Product(d)	2,064	2,316	2,062	1,982	1,836	1,813	1,661	1,675

DAP selling price (fob plant)(r)	$307	$363	$426	$544	$605	$676	$785	$920
Average finished product selling price (destination)(g)	$354	$422	$477	$580	$681	$758	$877	$1,048

Production Volumes ('000 tonnes)
Total tonnes produced(h)	2,038	2,144	1,911	1,827	1,738	1,857	1,745	1,636
Operating Rate	82%	86%	77%	73%	70%	75%	70%	66%

Raw Materials
Ammonia used in production	$311	$319	$281	$256	$255	$287	$258	$236
% manufactured ammonia used in production	23%	31%	23%	29%	20%	20%	34%	22%
Sulfur used in production	$907	$946	$841	$824	$792	$848	$818	$764
% prilled sulfur used in production	14%	19%	27%	18%	21%	17%	11%	5%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$273	$277	$316	$382	$424	$463	$532	$591
Sulfur (long ton)(k)	$86	$93	$119	$172	$214	$229	$281	$385
Blended rock	$60	$61	$61	$60	$59	$64	$61	$64

Phosphate cash conversion costs, production / tonne(s)	$63	$63	$63	$68	$68	$71	$76	$86
Cash costs of U.S. mined rock/production tonne(t)	$39	$40	$36	$37	$41	$44	$50	$46

ARO cash spending (in millions)	$28	$29	$32	$33	$26	$26	$33	$28

MWSPC equity earnings (loss)	$(34)	$(11)	$(8)	$(7)	$(1)	$20	$31	$34

MWSPC total sales tonnes (DAP/MAP/NPK)	487	565	612	360	486	653	592	413

Miski Mayo external sales revenue	$7	$7	$15	$14	$17	$18	$21	$21

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$464	$559	$477	$663	$589	$897	$1,060	$1,580
Cost of Goods Sold	356	439	337	446	353	433	481	652
Gross Margin	$108	$120	$140	$217	$236	$464	$579	$928
Notable Items Included in Gross Margin	(19)	(16)	(22)	(15)	—	—	—	—
Adjusted Gross Margin(b)	$127	$136	$162	$232	$236	$464	$579	$928

SG&A	6	8	7	8	8	11	7	8
Other operating (income) expense(p)	15	17	8	160	8	10	9	5

Operating Earnings	$87	$95	$125	$49	$220	$443	$563	$915
Plus: Depreciation, Depletion and Amortization	69	72	80	70	50	68	77	81
Plus: Accretion Expense	2	2	2	4	2	2	2	2
Plus: Foreign Exchange Gain (Loss)	34	77	15	28	(38)	3	17	(23)
Plus: Other Income (Expense)	1	—	—	—	—	—	—	—
Plus: Notable Items	(24)	(67)	(10)	134	38	1	(8)	23
Adjusted EBITDA(b)	$169	$179	$212	$285	$272	$517	$651	$998

Capital expenditures	$119	$149	$97	$98	$123	$92	$65	$67
Gross Margin $ / tonne of finished product	$48	$45	$71	$93	$131	$224	$323	$403
Adjusted Gross Margin $ / tonne of finished product	$56	$51	$82	$100	$131	$224	$323	$403
Gross margin as a percent of sales	23%	21%	29%	33%	40%	52%	55%	59%

Supplemental Cost Information
Canadian resource taxes	$26	$36	$35	$54	$57	$113	$157	$274
Royalties	$8	$9	$9	$10	$8	$15	$27	$32
Freight(l)	$73	$81	$78	$99	$60	$65	$70	$76
Idle/Turnaround costs (excluding notable items)	$15	$27	$2	$13	$36	$11	$15	$9

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,030	2,435	1,747	2,064	1,547	1,870	1,532	2,045
Performance & other products(m)	223	228	221	252	202	187	243	245
Other products(i)	11	12	12	10	59	15	17	14
Total Finished Product(d)	2,264	2,675	1,980	2,326	1,808	2,072	1,792	2,304

Crop Nutrients North America	837	942	876	1,117	642	610	618	727
Crop Nutrients International	1,327	1,612	967	1,061	1,067	1,301	1,020	1,415
Non-Agricultural	100	121	137	148	99	161	154	162
Total Finished Product(d)	2,264	2,675	1,980	2,326	1,808	2,072	1,792	2,304

MOP selling price (fob mine)(u)	$170	$177	$200	$243	$290	$414	$582	$678
Average finished product selling price (destination)(g)	$205	$209	$241	$285	$326	$433	$591	$686

Production Volumes ('000 tonnes)
Production Volume	2,111	2,056	2,285	2,131	1,580	2,208	2,200	2,436
Operating Rate	87%	85%	94%	88%	65%	81%	80%	87%

MOP cash costs of production including brine / production tonne(n)	$52	$59	$64	$62	$72	$71	$81	$78
ARO cash spending (in millions)	$2	$3	$1	$3	$7	$15	$18	$13

Average CAD / USD	$1.333	$1.304	$1.266	$1.229	$1.259	$1.261	$1.267	$1.276

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,140	$823	$764	$1,036	$1,755	$1,535	$1,488	$2,260
Cost of Goods Sold	963	747	661	852	1,423	1,313	1,269	1,810
Gross Margin	$177	$76	$103	$184	$332	$222	$219	$450
Notable Items Included in Gross Margin	—	—	—	(6)	3	23	(18)	—
Adjusted Gross Margin(b)	$177	$76	$103	$190	$329	$199	$237	$450

SG&A	17	21	18	18	20	24	21	27
Other operating (income) expense	16	(42)	(5)	(4)	22	3	11	3

Operating Earnings	$144	$97	$90	$170	$290	$195	$187	$420
Plus: Depreciation, Depletion and Amortization	25	25	23	24	26	28	25	27
Plus: Accretion Expense	3	3	3	4	3	4	4	4
Plus: Foreign Exchange Gain (Loss)	(3)	9	(33)	34	(40)	(31)	119	(83)
Plus: Other Income (Expense)	(1)	(1)	(1)	(2)	(2)	(1)	(1)	(1)
Less: Earnings from Consolidated Noncontrolling Interests	1	1	—	(1)	—	—	—	(1)
Plus: Notable Items	14	(17)	22	(28)	40	2	(101)	76
Adjusted EBITDA(b)	$181	$115	$104	$203	$317	$197	$233	$444

Capital expenditures	$28	$72	$39	$44	$52	$81	$75	$39
Gross Margin $ / tonne of finished product	$49	$32	$50	$78	$99	$95	$120	$194
Adjusted Gross Margin $ / tonne of finished product	$49	$32	$50	$81	$98	$85	$130	$194
Gross margin as a percent of sales	16%	9%	13%	18%	19%	14%	15%	20%
Idle/Turnaround costs (excluding notable items)	$7	$16	$5	$9	$16	$25	$9	30

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	1,343	610	536	686	722	599	737	638
Potash produced in Brazil	85	74	63	66	56	59	46	46
Purchased nutrients for distribution(q)	2,160	1,657	1,465	1,589	2,572	1,689	1,039	1,636
Total Finished Product	3,588	2,341	2,064	2,341	3,350	2,347	1,822	2,320

Sales of Performance Products ('000 tonnes)(e)	518	357	176	299	584	375	155	290

Brazil MAP price (Brazil production delivered price to third party)	$366	$384	$421	$589	$622	$765	$882	$1,021
Average finished product selling price (destination)(g)	$318	$352	$370	$442	$524	$654	$817	$974

Production Volumes ('000 tonnes)
MAP	284	219	235	218	210	233	261	266
TSP	135	99	107	127	130	102	131	129
SSP	335	274	301	287	350	349	312	275
DCP	125	126	106	117	130	124	127	85
NPK	37	34	54	52	65	55	64	55
Total phosphate tonnes produced	916	752	803	801	885	863	895	810
MOP	109	110	82	92	97	97	94	38

Phosphate operating rate	94%	77%	82%	82%	91%	89%	92%	83%
Potash operating rate	84%	84%	63%	71%	75%	74%	72%	29%

Realized Costs ($/tonne)
Ammonia/tonne	$329	$338	$381	$527	$640	$775	$1,145	$1,396

Sulfur (long ton)	$107	$113	$124	$177	$222	$251	$337	$384
Blended rock	$65	$71	$73	$80	$81	$83	$105	$102

Purchases ('000 tonnes)
DAP/MAP from Mosaic	82	109	64	96	62	89	102	102
MicroEssentials® from Mosaic	373	189	203	418	344	243	248	448
Potash from Mosaic/Canpotex	622	383	489	473	1,023	550	398	663

Phosphate cash conversion costs in BRL, production / tonne(s)	R$294	R$363	R$334	R$359	R$347	R$388	R$403	R$506
Potash cash conversion costs in BRL, production / tonne	R$810	R$835	R$879	R$1,076	R$986	R$1,059	R$1,296	R$2,285
Mined rock costs in BRL, cash produced / tonne	R$324	R$375	R$392	R$409	R$430	R$456	R$557	R$500
ARO cash spending (in millions)	$4.4	$6	$5	$5	$5	$5	$2	$4

Average BRL / USD	$5.373	$5.403	$5.470	$5.301	$5.225	$5.579	$5.235	$4.917

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$33	$86	$55	$(73)	$(206)	$(57)	$(122)	$(268)
Cost of Goods Sold	(15)	39	36	(115)	(139)	(59)	(235)	(95)
Gross Margin (Loss)	$48	$47	$19	$42	$(67)	$2	$113	$(173)
Notable items Included in Gross Margin	25	39	(8)	38	(26)	(18)	100	(62)
Adjusted Gross Margin (Loss)(b)	$23	$8	$27	$4	$(41)	$20	$13	$(111)

SG&A	63	75	67	72	63	73	97	63
Other operating (income) expense	3	3	7	(12)	4	15	3	3

Operating Earnings (Loss)	$(18)	$(31)	$(55)	$(18)	$(134)	$(86)	$13	$(239)
Plus: Depreciation, Depletion and Amortization	4	4	4	4	4	3	4	4
Plus: Share-Based Compensation Expense	7	12	15	4	5	6	16	(1)
Plus: Foreign Exchange Gain (Loss)	(26)	25	(34)	41	(28)	(4)	182	(121)
Plus: Other Income (Expense)	—	—	—	1	—	—	2	(11)
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(2)	(2)	(1)	—	—	—	—	—
Plus: Notable Items	1	(64)	42	(99)	54	23	(282)	196
Adjusted EBITDA(b)	$(30)	$(52)	$(27)	$(67)	$(99)	$(58)	$(65)	$(172)

Elimination of profit in inventory included in COGS	$14	$(2)	$(3)	$(39)	$(60)	$(29)	$(76)	$(180)
Unrealized gain (loss) on derivatives included in COGS	$24	$39	$(8)	$38	$(26)	$(17)	$100	$(59)

Operating Data
Sales volumes ('000 tonnes)	648	629	475	427	292	432	370	533
Sales of Performance Products ('000 tonnes)	21	30	29	28	13	12	1	14

Average finished product selling price (destination)(g)	$310	$317	$336	$421	$466	$539	$597	$732

Purchases ('000 tonnes)
DAP/MAP from Mosaic	—	—	—	—	—	—	—	—
MicroEssentials® from Mosaic	11	12	—	5	1	4	15	—
Potash from Mosaic/Canpotex	253	363	400	163	218	304	220	471

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q2 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(227)	$57	$(0.47)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(59)	15	(0.12)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	3	(0.03)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(14)	(0.04)
Realized gain (loss) on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(26)	7	(0.05)
Gain on sale of plant	Mosaic Fertilizantes	Other operating income (expense)	7	(2)	0.02
ARO Adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
Environmental reserve	Phosphates	Other operating income (expense)	(30)	7	(0.06)
Write down of investment	Corporate and Other	Other non-operating income (expense)	(12)	3	(0.02)
Inventory lower of cost or market	Corporate and Other	Cost of goods sold	(3)	1	(0.01)
Total Notable Items			$(364)	$78	$(0.79)

Q1 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$311	$(78)	$0.62
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	100	(25)	0.21
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	3	(0.02)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(18)	5	(0.03)
Fixed asset write-off	Phosphate	Other operating income (expense)	(4)	1	(0.01)
ARO Adjustment	Potash	Other operating income (expense)	(9)	2	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	9	0.03
Total Notable Items			$371	$(83)	$0.78

Q4 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(44)	$11	$(0.09)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(18)	5	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(9)	3	(0.02)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	5	(2)	0.01
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(2)	1	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(26)	(0.06)
ARO Adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	23	(6)	0.04
Hurricane Ida recovery	Phosphates	Cost of goods sold/Other income (expense)	(9)	2	(0.02)
ARO Adjustment	Potash	Other operating income (expense)	(4)	1	(0.01)
Total Notable Items			$(63)	$(10)	$(0.19)

Q3 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(100)	$25	$(0.19)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(26)	6	(0.05)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.03)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(19)	(0.05)
ARO Adjustment	Phosphate	Other operating income (expense)	(13)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	3	(1)	0.01
Hurricane Ida recovery	Phosphate	Cost of goods sold/Other income (expense)	(18)	5	(0.03)
Total Notable Items			$(168)	$23	$(0.38)

Q2 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$111	$(27)	$0.21
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	38	(10)	0.08
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(4)	1	—
Accelerated depreciation	Potash	Cost of goods sold	(15)	4	(0.04)
Realized gain on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	1	—	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	6	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(3)	1	—
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(6)	1	(0.01)
Esterhazy closure costs	Potash	Restructuring	(158)	43	(0.30)
Gain on sale of warehouse	Corporate and Other	Other operating income (expense)	20	(5)	0.04
Total Notable Items			$(27)	$17	$(0.03)

Q1 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(46)	$10	$(0.09)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(8)	2	(0.02)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(10)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(5)	2	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(22)	5	(0.04)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	11	(3)	0.02
Realized gain on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	3	(1)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(4)	(0.01)
Total Notable Items			$(77)	$14	$(0.16)

Q4 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$110	$(26)	$0.22
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	39	(9)	0.08
Pre-acquisition contingencies	Mosaic Fertilizantes	Other operating income (expense)	8	(2)	0.02
Accelerated depreciation	Potash	Cost of goods sold	(16)	4	(0.03)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(10)	2	(0.03)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(7)	2	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	580	1.52
ARO adjustment	Phosphate	Other operating income (expense)	(5)	1	(0.01)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—	(59)	(0.15)
ARO Adjustment	Potash	Other operating income (expense)	(3)	1	(0.01)
Total Notable Items			$116	$494	$1.60

Q3 2020
Description	Segment	Line Item	Amount (in millions)	Tax Effect(v) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$6	$(2)	$0.01
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	25	(10)	0.03
Legal contingencies	Mosaic Fertilizantes	Other operating income (expense)	(8)	3	(0.01)
Accelerated depreciation	Potash	Cost of goods sold	(19)	7	(0.03)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	4	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(6)	2	(0.01)
Realized gain on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	6	(2)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(2)	(0.01)
ARO adjustment	Phosphate	Other operating income (expense)	(73)	28	(0.12)
Tax Rate Adjustment	Consolidated	(Provision for) benefit from income taxes	—	(14)	(0.04)
ARO adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	—
New Wales environmental reserve	Phosphate	Other operating income (expense)	(35)	14	(0.05)
Integration costs	Consolidated	Other operating income (expense)	(7)	3	(0.01)
Total Notable Items			$(125)	$32	$(0.25)

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphate, Mosaic Fertilizantes and India/China.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Excludes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes $158 million related to the closure of the Esterhazy K1 and K2 mine shafts in Q2 2021.
(q)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(r)Includes intersegment sales.
(s)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(t)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(u)Tax impact is based on our expected annual effective rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Consolidated Net Income (Loss)	$(6)	$828	$157	$437	$372	$665	$1,182	$1,036
Less: Consolidated Interest Expense, Net	(43)	(47)	(45)	(37)	(48)	(39)	(40)	(34)
Plus: Consolidated Depreciation, Depletion & Amortization	206	208	209	204	186	214	226	245
Plus: Accretion Expense	17	15	17	19	17	19	20	20
Plus: Share-Based Compensation Expense (Benefit)	7	12	15	4	5	6	16	(1)
Plus: Consolidated Provision for (Benefit from) Income Taxes	38	(480)	60	116	177	245	372	369
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	(32)	(12)	(7)	(4)	(1)	20	31	36
Plus: Notable Items	101	(134)	50	8	163	59	(374)	361
Consolidated Adjusted EBITDA	$438	$508	$560	$829	$969	$1,227	$1,451	$2,028

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.